UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2019 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	4

Tortoise Select Opportunity Fund	6

Expense Examples	9

Financial Statements	11

Notes to Financial Statements	23

Additional Information	29

Tortoise

2019 Semi-Annual Report | May 31, 2019

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$4,146.9	Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$25.0

(1) As of 6/30/2019
(2) As of 5/31/2019

(unaudited)

Tortoise	1

Tortoise
2019 Semi-Annual Report

Dear shareholder,

As we turn the page on the first half of the fiscal year, the energy sector has been pulled in many directions and commodity prices have been in a tug of war. The broader energy sector, as represented by the S&P Energy Select Sector® Index, fell considerably during the first half of the fiscal year ending May 31, 2019, returning -9.5%. While the calendar year had a strong start, substantial uncertainties surfaced with U.S. and China trade talks and the potential for a slowing economy weighing on market performance in the second fiscal quarter.

Upstream

The downward trend in upstream performance continued during the first half of the fiscal year, mirroring the decline in crude oil prices during the second half of the period. Poor market sentiment was driven by recessionary fears, building Organisation for Economic Co-operation and Development (OECD) inventories, along with downward revisions to demand growth estimates, overwhelming elevated geopolitical risk considerations and mounting worldwide supply outages. The Tortoise North American Oil and Gas Producers IndexSM has returned -11.3% fiscal year to date. Crude oil prices, represented by West Texas Intermediate (WTI), began the fiscal year on Dec. 1, 2018 at $50.93, peaked at $66.40 in mid-April and ended the period at $53.50.

2019 U.S. crude oil production is expected to be stronger in the second half of the year with numerous Permian pipeline projects to the Gulf Coast coming online in the latter part of the year, production is projected to average 12.4 MMbbl/d in 2019 and 13.3 MMbbl/d in 20201. The continued growth in production is predicted to transform the U.S. into a net exporter of oil and petroleum products by the end of 2020, according to the U.S. Energy Information Administration. With regards to non-U.S. supply, Organization of the Petroleum Exporting Countries (OPEC) formalized its collaboration with Non-OPEC agreement members under a charter forming OPEC+. The OPEC+ nations decided to maintain the current output reduction targets for an additional nine months through March 2020.

Natural gas prices were under pressure during the first half of the fiscal year, opening the period at $4.61 per million British thermal units (MMBtu) before closing the period much lower at $2.59. Moderating demand due to mild weather resulted in an elevated pace of inventory builds. With natural gas production expected to grow and average 90.1 billion cubic feet per day (bcf/d) in 2019 and 92.9 bcf/d in 20202, we believe production may be poised to outgrow domestic demand and LNG export needs, with prices likely to remain pressured in the medium term as a result. The U.S. became a net exporter of natural gas in 2017, the trend continued in 2018, and with more LNG liquefaction additions this year and next, net exports are set to increase.

Natural gas liquids (NGLs) including ethane, propane and butane prices decreased during the period. Incremental NGL supply from Permian takeaway projects and overall liquids production growth surpassed current levels of NGL demand, creating headwinds for NGL prices during the period. NGL supply is expected to average 5.0 mmbbls/d in 2019 and grow to 5.3 mmbbls/d in 20203, placing continued pressure on existing export infrastructure and incentivizing storage of excess NGL barrels. As a result, we expect NGL inventories to continue to build for the majority of 2019 due to bottlenecked export capacity and delays in the timing of petrochemical demand projects. However, we believe that downstream projects including petrochemical and NGL export projects projected to come online in the second half of 2019 will begin to draw down inventories as well as grow U.S. exports of NGL products.

Midstream

Performance in the midstream sector deviated from broader energy as represented by the Tortoise North American Pipeline IndexSM return of 8.3% and the Tortoise MLP Index® return of 4.9% for the first six months of the fiscal year ending May 31, 2019. Divergence in performance from the overall energy market highlighted strong midstream fundamentals indicative of growing production volumes, stable cash flows, healthy coverage and balance sheets, and a near completion of the simplification trend.

Private equity interest in midstream energy has continued to be an evolving theme emphasizing the strategic value and attractive valuation of midstream assets. IFM Investors, an Australian global institutional fund manager, announced plans to acquire Buckeye Partners in an all-cash transaction at a 27.5% premium to the prior day’s closing price. The transaction, valued at an approximate 12x cash flow multiple, illustrates the higher valuations private equity is ascribing to energy infrastructure companies compared to public investors.

Looking forward, in large part due to greater need to debottleneck other productive basins and to export crude oil and natural gas, the organic growth opportunity for midstream companies appears healthy. Our outlook for capital investments remains at approximately $130 billion for 2019 to 2021 in MLPs, pipelines and related organic projects.

Downstream

Refiner performance was restrained during the period driven by numerous planned and unplanned refinery outages, decreased crude oil supply due to sanctions on Iran and Venezuela, and refined products demand concerns tied to the U.S. and China trade war. With the upcoming International Maritime Organization’s Jan. 1, 2020 initiative (IMO 2020) implementing sulfur reduction regulations on the shipping industry, a large upheaval in the global refining industry is quickly approaching. U.S. refiners are well positioned to take advantage of higher distillate pricing and more heavily discounted medium-heavy sour crudes, thanks in large part to their more complex nature and ability to use a wide range of crude feed stocks. As a result, refiner performance is expected to improve in the second half of the year. New petrochemical companies are due to come online later in the year, which should improve NGL prices.

(unaudited)

2	Tortoise

2019 Semi-Annual Report | May 31, 2019

Capital markets

Capital markets activity remained slow during the first half of the fiscal year with MLPs and other pipeline companies raising approximately $18.2 billion in total capital, with nearly all of the issuance in debt. Rattler Midstream LP raised $665 million in the only initial public offering during the period. Merger and acquisition activity among MLPs and other pipeline companies remained light except for the largest announcement of MPLX LP acquiring Andeavor Logistics LP for $13.5 billion, with approximately $16.7 billion total for the first half of the fiscal year.

Regulatory update

Colorado’s governor signed a law, Senate Bill 181, changing the way the state regulates its oil and natural gas industry. Senate Bill 181, also known as Protect Public Welfare Oil and Gas Operations, amends the Oil and Gas Conservation Act and gives counties and municipalities increased regulatory authority over oil and natural gas development in their jurisdictions. Under the new law, local governments have the authority to regulate local oil and natural gas production. The bill is viewed as a compromise and mostly positive for the industry as it removes a key overhang and includes several concessions that were favorable to the oil and gas industry.

The Financing Our Energy Future Act (formally known as the MLP Parity Act) was reintroduced in Congress with the goal of allowing clean energy resources access to the tax advantaged structure of the MLP that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Specifically, wind, solar, biomass, fuel cells, energy storage and other clean transportation related fuels would qualify for the MLP structure if the bill passes the legislative process and is signed into law. This would greatly expand the potential MLP universe and would be positive for the sector.

Concluding thoughts

Our outlook on the U.S. energy sector is that it is compelling. The fundamental backdrop for the sector is strongly supported by rising U.S. energy exports and cash flow growth, positioning companies to increase dividends, buyback shares and/or reduce debt. Given an outlook for stable commodity prices for the remainder of the year, we expect investors will begin to reap the rewards tied to the basic fundamental premise that has driven the stock market for years — rising cash flow.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, Short-Term Energy Outlook, July 2019
2	PIRA, May 2018
3	Energy Information Administration, July 2019

(unaudited)

Tortoise	3

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.93%		1.18%		1.93%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.75%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)

No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2019)

1.	The Williams Companies, Inc.	8.7%
2.	Kinder Morgan, Inc.	8.2%
3.	ONEOK, Inc.	7.7%
4.	Cheniere Energy, Inc.	7.5%
5.	TC Energy Corporation	6.8%
6.	Targa Resources Corp.	5.7%
7.	Enbridge Inc.	4.9%
8.	Pembina Pipeline Corporation	4.7%
9.	Plains GP Holdings, L.P.	4.7%
10.	Energy Transfer LP	4.4%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index Since inception on May 31, 2011 through May 31, 2019

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% and announced share buyback authorization
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage
The Williams Companies, Inc.	Midstream gathering and processing company	Deleveraging efforts through joint venture and asset sales
Enbridge Inc.	Midstream crude oil pipeline company	Visible organic projects with ability to self-fund
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Initiated 2020 EBITDA growth guidance of 20%

Bottom five contributors	Company type	Performance driver
Targa Resources Corp.	Midstream gathering and processing company	Weaker prices for natural gas and natural gas liquids leading to potentially lower volume growth and cash flow
SemGroup Corporation	Midstream crude oil pipeline company	Leverage levels remain relatively high
Altus Midstream Company	Midstream natural gas pipeline company	Largest counterparty, Apache, lowered 2019 capital investment
Antero Midstream Co.	Natural gas pipelines	Weaker prices for natural gas leading to potentially lower volume growth
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition of third party midstream business

Total returns (as of May 31, 2019)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	5.26%	-1.51%	5.18%	-2.76%	6.31%	0.93%
TORTX	A Class (excluding load)(2)	5.10%	-1.72%	4.86%	-3.03%	6.00%	1.18%
TORTX	A Class (maximum load)(2)	-0.92%	-7.38%	2.81%	-4.17%	5.22%	1.18%
TORCX	C Class (excluding CDSC)	4.70%	-2.45%	4.15%	-3.73%	5.24%	1.93%
TORCX	C Class (including CDSC)	3.70%	-3.40%	4.15%	-3.73%	5.24%	1.93%
S&P 500® Index(3)		0.74%	3.78%	11.72%	9.66%	11.69%	—
TNAPT(4)		8.30%	5.94%	8.36%	1.43%	—	—

(1)

Reflects period from fund inception on May 31, 2011 through May 31, 2019. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.

(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(4)

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	5

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)

Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/30/2020. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.

(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)

No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2019)

1.	ConocoPhillips	8.5%
2.	Cheniere Energy, Inc.	7.6%
3.	Chevron Corporation	6.8%
4.	Valero Energy Corporation	6.6%
5.	Marathon Petroleum Corporation	6.6%
6.	Energy Transfer LP	6.1%
7.	The Williams Companies, Inc.	4.8%
8.	EOG Resources, Inc.	4.7%
9.	Targa Resources Corp.	4.4%
10.	Diamondback Energy, Inc.	3.9%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain

●	Sector ranges will vary over time based on targeted catalyst and trend exposure

●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index Since inception on September 30, 2013 through May 31, 2019

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through May 31, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise

2019 Semi-Annual Report | May 31, 2019

Key asset performance drivers

Top five contributors	Company type	Performance driver
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Occidental Petroleum offered premium to acquire all of the outstanding shares
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% and announced share buyback authorization
Tallgrass Energy, LP.	Midstream natural gas/natural gas liquids pipeline company	Market expectations for potential acquisition
EQT Corporation	Upstream natural gas producer	A group of outside investors and former employees push for new management and board representation
The Williams Companies, Inc.	Midstream gathering and processing company	Deleveraging efforts through joint venture and asset sales

Bottom five contributors	Company type	Performance driver
Marathon Petroleum Corporation	Downstream refiner	Weaker gasoline fundamentals and multiple compressions associated with additional risk of successful implementing International Maritime Organization IMO 2020
EOG Resources, Inc.	Upstream liquids producer	Levered to oil prices that declined sharply after U.S./China trade negotiations deteriorated
Valero Energy Corporation	Downstream refiner	Weaker gasoline fundamentals and multiple compressions associated with additional risk of successful implementing International Maritime Organization IMO 2020
ConocoPhillips	Oil and gas production	Levered to oil prices that declined sharply after U.S./China trade negotiations deteriorated
Concho Resources Inc.	Upstream liquids producer	Levered to oil prices that declined sharply after U.S./China trade negotiations deteriorated

Total returns (as of May 31, 2019)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-7.71%	-24.22%	-4.41%	-8.64%	-4.49%	1.40%
TOPTX	A Class (excluding load)(2)	-7.76%	-24.42%	-4.68%	-8.89%	-4.73%	1.70%
TOPTX	A Class (maximum load)(2)	-13.11%	-28.73%	-6.55%	-9.96%	-5.72%	1.70%
TOPCX	C Class (excluding CDSC)	-8.15%	-25.05%	-5.41%	-9.56%	-5.43%	2.44%
TOPCX	C Class (including CDSC)	-9.07%	-25.80%	-5.41%	-9.56%	-5.43%	2.44%
S&P 500® Index(3)		0.74%	3.78%	11.72%	9.66%	11.36%	—
S&P Energy Select Sector® Index(4)		-9.45%	-20.13%	-1.20%	-6.52%	-3.24%	—

(1)	Reflects period from fund inception on September 30, 2013 through May 31, 2019.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	7

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

8	Tortoise

2019 Semi-Annual Report | May 31, 2019

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 – May 31, 2019).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2018 –
	(12/01/2018)	(05/31/2019)	05/31/2019)
Institutional Class Actual(2)	$1,000.00	$1,052.60	$4.76
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.29	$4.68
A Class Actual(2)(3)	$1,000.00	$1,051.00	$6.03
A Class Hypothetical(3) (5% annual return before expenses)	$1,000.00	$1,019.05	$5.94
C Class Actual(2)	$1,000.00	$1,047.00	$9.85
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.31	$9.70

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2019 of 5.26%, 5.10% and 4.70% for the Institutional Class, A Class and C Class, respectively.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.

(unaudited)

Tortoise	9

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2018 –
	(12/01/2018)	(05/31/2019)	05/31/2019)
Institutional Class Actual(2)	$1,000.00	$922.90	$5.27
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54
A Class Actual(2)(3)	$1,000.00	$922.40	$6.47
A Class Hypothetical(3) (5% annual return before expenses)	$1,000.00	$1,018.20	$6.79
C Class Actual(2)	$1,000.00	$918.50	$10.04
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.46	$10.55

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2019 of -7.71%, -7.76% and -8.15% for the Institutional Class, A Class and C Class, respectively.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.

(unaudited)

10	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 76.7%(1)
Canadian Crude Oil Pipelines — 12.6%(1)
Enbridge Inc.	5,253,724	$193,704,804
Inter Pipeline Ltd.	7,879,555	120,093,839
Pembina Pipeline Corporation	5,265,830	187,864,992
		501,663,635

Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.7%(1)
Keyera Corp.	4,814,081	115,971,055
TC Energy Corporation	5,564,342	270,872,168
		386,843,223

Monaco Marine Transportation — 0.2%(1)
GasLog Partners LP	445,939	9,422,691

United States Crude Oil Pipelines — 6.3%(1)
Plains GP Holdings, L.P.(2)	8,345,653	187,944,106
SemGroup Corporation(2)	4,904,928	61,851,142
		249,795,248

United States Natural Gas Gathering/Processing — 19.2%(1)
Antero Midstream Corporation	8,069,963	98,614,948
EnLink Midstream, LLC	6,409,791	66,533,631
Rattler Midstream LP(3)	1,783,185	33,381,223
Targa Resources Corp.	5,836,099	224,456,367
The Williams Companies, Inc.	13,097,210	345,504,400
		768,490,569

United States Natural Gas/Natural Gas Liquids Pipelines — 28.7%(1)
Altus Midstream Company(3)	3,195,575	14,635,733
Cheniere Energy, Inc.(3)	4,692,946	296,500,328
Equitrans Midstream Corporation	5,926,567	117,701,621
Kinder Morgan, Inc.	16,228,056	323,749,717
ONEOK, Inc.	4,828,306	307,176,828
Tallgrass Energy LP	3,798,635	90,369,527
		1,150,133,754
Total Common Stock (Cost $3,036,732,759)		3,066,349,120

Master Limited Partnerships — 22.5%(1)

United States Crude Oil Pipelines — 4.8%(1)
Andeavor Logistics LP	1,481,146	51,662,373
BP Midstream Partners LP	1,264,327	18,433,888
PBF Logistics LP	790,574	15,890,537
Shell Midstream Partners, L.P.	5,121,444	107,703,967
		193,690,765

United States Natural Gas Gathering/Processing — 2.6%(1)
CNX Midstream Partners LP	593,902	8,706,603
Noble Midstream Partners LP	639,306	19,339,007
Western Midstream Partners, LP	2,607,037	76,099,410
		104,145,020

United States Natural Gas/Natural Gas Liquids Pipelines — 7.8%(1)
Energy Transfer LP	12,695,068	174,430,235
Enterprise Products Partners L.P.	4,509,180	125,761,030
EQM Midstream Partners LP	230,623	9,939,851
		310,131,116

United States Other — 0.1%(1)
Westlake Chemical Partners LP(3)	205,381	4,633,395

United States Refined Product Pipelines — 7.2%(1)
Holly Energy Partners LP	1,317,875	35,042,296
Magellan Midstream Partners, L.P.	1,512,566	93,022,809
MPLX LP	2,672,411	81,722,328
Phillips 66 Partners LP	1,652,127	79,269,054
		289,056,487
Total Master Limited Partnerships (Cost $895,352,696)		901,656,783

Short-Term Investment — 0.6%(1)

United States Investment Company — 0.6%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.29%(4) (Cost $24,652,534)	24,652,534	24,652,534

Total Investments — 99.8%(1) (Cost $3,956,737,989)		3,992,658,437
Other Assets in Excess of Liabilities, Net — 0.2%(1)		7,231,701
Total Net Assets — 100.0%(1)		$3,999,890,138

(1)	Calculated as a percentage of net assets.
(2)	Represents an affiliated company as defined by the Investment Company Act of 1940.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2019.

See accompanying Notes to Financial Statements.

Tortoise	11

Tortoise Select Opportunity Fund
Schedule of Investments (unaudited)
May 31, 2019

	Shares	Fair Value
Common Stock — 90.8%(1)
United States Crude Oil Pipelines — 2.6%(1)
Plains GP Holdings, L.P.	27,301	$614,819

United States Natural Gas Gathering/Processing — 10.7%(1)
Rattler Midstream LP(2)	21,135	395,647
Targa Resources Corp.	26,693	1,026,613
The Williams Companies, Inc.	42,332	1,116,718
		2,538,978

United States Natural Gas/Natural Gas Liquids Pipelines — 16.6%(1)
Cheniere Energy, Inc.(2)	28,084	1,774,347
Equitrans Midstream Corporation	36,656	727,988
ONEOK, Inc.	13,495	858,552
Tallgrass Energy LP	24,528	583,521
		3,944,408

United States Oil & Gas Production — 42.4%(1)
Cabot Oil & Gas Corporation	29,625	741,218
Chevron Corporation	13,972	1,590,712
Concho Resources Inc.	6,058	593,745
ConocoPhillips	33,717	1,987,954
Continental Resources, Inc.(2)	11,050	386,750
Diamondback Energy, Inc.	9,453	926,961
EOG Resources, Inc.	13,413	1,098,256
EQT Corporation	24,643	450,967
Noble Energy, Inc.	22,207	475,230
Parsley Energy, Inc.(2)	27,719	494,230
Pioneer Natural Resources Company	6,321	897,329
Viper Energy Partners LP	15,122	423,416
		10,066,768

United States Power — 2.9%(1)
NextEra Energy, Inc.	3,477	689,176

United States Refining — 15.6%(1)
Delek US Holdings, Inc.	20,203	618,414
Marathon Petroleum Corporation	33,482	1,539,837
Valero Energy Corporation	21,998	1,548,659
		3,706,910
Total Common Stock (Cost $24,926,423)		21,561,059

Master Limited Partnerships — 8.2%(1)

United States Natural Gas/Natural Gas Liquids Pipelines — 8.2%(1)
Energy Transfer LP	103,785	1,426,006
Enterprise Products Partners L.P.	18,315	510,805
Total Master Limited Partnerships (Cost $1,851,126)		1,936,811

Short-Term Investment — 0.6%(1)

United States Investment Company — 0.6%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.29%(3) (Cost $133,191)	133,191	133,191

Total Investments — 99.6%(1) (Cost $26,910,740)		23,631,061
Other Assets in Excess of Liabilities, Net — 0.4%(1)		100,078
Total Net Assets — 100.0%(1)		$23,731,139

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2019.

See accompanying Notes to Financial Statements.

12	Tortoise

2019 Semi-Annual Report | May 31, 2019

Statements of Assets & Liabilities (unaudited)
May 31, 2019

	Tortoise MLP &	Tortoise Select
	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value
Unaffiliated Investments (cost $3,661,994,641 and $26,910,740, respectively)	$3,742,863,189	$23,631,061
Affiliated Investments (cost $294,743,348 and $0, respectively)	249,795,248	—
Cash	91,436	—
Dividends & interest receivable	4,342,210	74,351
Receivable for investment securities sold	637,603	64,812
Receivable for capital shares sold	12,920,805	12,634
Receivable for Adviser expense reimbursement	—	22,266
Prepaid expenses and other assets	132,704	26,009
Total assets	4,010,783,195	23,831,133
Liabilities:
Payable for investment securities purchased	1,178,135	18,949
Payable for capital shares redeemed	5,947,823	11,043
Payable to Adviser	2,964,500	18,536
Payable for fund administration & accounting fees	306,126	15,322
Payable for compliance fees	1,610	1,607
Payable for custody fees	50,403	—
Payable for audit & tax	28,424	20,924
Payable for transfer agent fees & expenses	112,412	9,893
Payable for interest expense	8,958	—
Accrued expenses	70,866	1,522
Accrued distribution fees	223,800	2,198
Total liabilities	10,893,057	99,994
Net Assets	$3,999,890,138	$23,731,139
Net Assets Consist of:
Capital Stock	$4,299,823,419	$53,479,572
Total distributable earnings (loss)	(299,933,281)	(29,748,433)
Net Assets	$3,999,890,138	$23,731,139

Institutional Class
Net Assets	$3,473,821,672	$18,865,323
Shares issued and outstanding(1)	275,407,644	2,503,102
Net asset value, redemption price and minimum offering price per share	$12.61	$7.54

A Class
Net Assets	$479,539,298	$2,903,899
Shares issued and outstanding(1)	38,319,568	387,764
Net asset value, redemption price and minimum offering price per share	$12.51	$7.49
Maximum offering price per share(2)	$13.27	$7.95

C Class
Net Assets	$46,529,168	$1,961,917
Shares issued and outstanding(1)	3,739,281	271,980
Net asset value, redemption price and minimum offering price per share	$12.44	$7.21

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

Tortoise	13

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2019

	Tortoise MLP &	Tortoise Select
	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$78,257,265	$407,607
Dividends and distributions from affiliated common stock	10,276,129	—
Distributions from master limited partnerships	37,399,187	65,711
Less: return of capital on distributions from unaffiliated investments	(67,653,649)	(202,673)
Less: return of capital on distributions from affiliated investments	(7,954,594)	—
Less: foreign taxes withheld	(3,812,865)	—
Net dividends and distributions from investments	46,511,473	270,645
Dividends from money market mutual funds	390,920	3,527
Total investment income	46,902,393	274,172
Expenses:
Advisory fees (See Note 5)	17,534,323	115,772
Fund administration & accounting fees (See Note 5)	904,466	50,970
Transfer agent fees & expenses (See Note 5)	333,552	28,006
Shareholder communication fees	139,436	2,554
Registration fees	108,102	26,630
Custody fees (See Note 5)	102,456	5,664
Audit & tax fees	31,476	23,478
Other	17,542	7,566
Trustee fees (See Note 5)	7,910	6,372
Compliance fees (See Note 5)	4,922	4,922
Legal fees	3,364	2,078
Distribution fees (See Note 6):
A Class	608,527	4,096
C Class	243,165	11,636
Total expenses before interest expense on line of credit	20,039,241	289,744
Interest expense on line of credit (See Note 10)	64,304	—
Total expenses before reimbursement	20,103,545	289,744
Less: expense reimbursement by Adviser	—	(124,189)
Net expenses	20,103,545	165,555
Net Investment Income	26,798,848	108,617
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on investments, including foreign currency gain (loss)
Unaffiliated investments	(23,578,460)	(3,774,565)
Affiliated investments	(12,778,124)	—
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency on:
Unaffiliated investments	205,584,364	834,476
Affiliated investments	6,600,992	—
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	175,828,772	(2,940,089)
Net Increase (Decrease) in Net Assets Resulting from Operations	$202,627,620	$(2,831,472)

See accompanying Notes to Financial Statements.

14	Tortoise

2019 Semi-Annual Report | May 31, 2019

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2019	November 30, 2018	May 31, 2019	November 30, 2018
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$26,798,848	$39,678,602	$108,617	$(145,489)
Net realized gain (loss) on investments, including foreign currency gain (loss)	(36,356,584)	(63,097,321)	(3,774,565)	4,612,361
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	212,185,356	(71,468,426)	834,476	(6,261,788)
Net increase (decrease) in net assets resulting from operations	202,627,620	(94,887,145)	(2,831,472)	(1,794,916)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,062,964,221	2,057,563,357	4,669,545	17,736,308
Proceeds from reinvestment of distributions	65,884,498	91,861,649	—	—
Payments for shares redeemed	(1,288,710,321)	(1,276,912,162)	(16,263,291)	(41,010,884)
Increase (Decrease) in net assets from Institutional Class transactions	(159,861,602)	872,512,844	(11,593,746)	(23,274,576)
A Class(1):
Proceeds from shares sold	31,144,396	272,254,175	299,518	2,105,031
Proceeds from reinvestment of distributions	10,573,331	15,715,327	—	—
Payments for shares redeemed	(50,474,147)	(85,871,296)	(859,258)	(2,336,506)
Increase (Decrease) in net assets from A Class transactions	(8,756,420)	202,098,206	(559,740)	(231,475)
C Class:
Proceeds from shares sold	4,979,231	13,894,594	1,697,300	1,238,282
Proceeds from reinvestment of distributions	585,583	1,281,770	—	—
Payments for shares redeemed	(11,891,403)	(19,609,310)	(1,385,080)	(1,391,347)
Increase (Decrease) in net assets from C Class transactions	(6,326,589)	(4,432,946)	312,220	(153,065)
Net increase (decrease) in net assets resulting from capital share transactions	(174,944,611)	1,070,178,104	(11,841,266)	(23,659,116)
Distributions to Shareholders
From distributable earnings
Institutional Class	(49,388,367)	(43,120,239)	—	—
A Class(1)	(5,606,634)	(5,867,041)	—	—
C Class	(157,341)	(523,295)	—	—
From tax return of capital
Institutional Class	(37,555,358)	(75,695,002)	—	—
A Class(1)	(5,219,487)	(10,299,240)	—	—
C Class	(510,160)	(918,612)	—	—
Total distributions to shareholders	(98,437,347)	(136,423,429)	—	—
Total Increase (Decrease) in Net Assets	(70,754,338)	838,867,530	(14,672,738)	(25,454,032)
Net Assets
Beginning of period	4,070,644,476	3,231,776,946	38,403,877	63,857,909
End of period	$3,999,890,138	$4,070,644,476	$23,731,139	$38,403,877

(1)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

Tortoise	15

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Six Months Ended May 31, 2019	Year Ended November 30, 2018	Six Months Ended May 31, 2019	Year Ended November 30, 2018
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	86,334,231	155,439,492	580,441	1,843,044
Shares issued to holders in
reinvestment of dividends	5,379,997	7,245,786	–	–
Shares redeemed	(104,593,346)	(97,882,557)	(2,116,187)	(4,184,435)
Increase (Decrease) in Institutional Class
shares outstanding	(12,879,118)	64,802,721	(1,535,746)	(2,341,391)
A Class(1):
Shares sold	2,526,568	20,740,146	39,546	220,230
Shares issued to holders in
reinvestment of dividends	863,431	1,248,732	—	—
Shares redeemed	(4,045,722)	(6,577,696)	(112,147)	(246,764)
Increase (Decrease) in A Class
shares outstanding	(655,723)	15,411,182	(72,601)	(26,534)
C Class:
Shares sold	422,939	1,065,832	240,727	139,057
Shares issued to holders in
reinvestment of dividends	46,153	103,970	—	—
Shares redeemed	(1,000,089)	(1,511,922)	(182,540)	(160,420)
Increase (Decrease) in C Class shares outstanding	(530,997)	(342,120)	58,187	(21,363)
Net increase (decrease) in shares outstanding	(14,065,838)	79,871,783	(1,550,160)	(2,389,288)

(1)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

16	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$12.29	$12.85	$13.76	$11.28	$16.84	$15.16
Investment operations:
Net investment income(2)	0.09	0.16	0.15	0.21 (3)	0.24	0.15
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	0.55	(0.26)	(0.64)	2.59	(5.37)	2.87
Total from investment
operations	0.64	(0.10)	(0.49)	2.80	(5.13)	3.02
Less distributions from:
Net investment income	(0.18)	(0.17)	(0.22)	(0.27)	(0.34)	(0.28)
Net realized gains	—	—	—	—	(0.02)	(0.98)
Return of capital	(0.14)	(0.29)	(0.20)	(0.05)	(0.07)	(0.08)
Total distributions	(0.32)	(0.46)	(0.42)	(0.32)	(0.43)	(1.34)
Net asset value, end of period	$12.61	$12.29	$12.85	$13.76	$11.28	$16.84
Total Return(4)	5.26%	(0.88)%	(3.63)%	25.62%	(30.71)%	19.97%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,473,822	$3,544,401	$2,872,704	$2,213,434	$1,242,133	$1,627,019
Ratio of expenses to average
net assets(5)	0.93%	0.93%	0.96%	0.97%	0.99%	1.00%
Ratio of net investment income
to average net assets(5)	1.34%	1.06%	1.17%	1.73%	1.71%	0.95%
Portfolio turnover rate(4)	8%	14%	15%	25%	34%	34%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)
The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2019	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$12.18	$12.77	$13.67	$11.23	$16.76	$15.07
Investment operations:
Net investment income(2)	0.07	0.06	0.13	0.18 (3)	0.31	0.12
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	0.54	(0.22)	(0.64)	2.56	(5.45)	2.85
Total from investment
operations	0.61	(0.16)	(0.51)	2.74	(5.14)	2.97
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.20)	(0.25)	(0.30)	(0.22)
Net realized gains	—	—	—	—	(0.02)	(0.98)
Return of capital	(0.14)	(0.27)	(0.19)	(0.05)	(0.07)	(0.08)
Total distributions	(0.28)	(0.43)	(0.39)	(0.30)	(0.39)	(1.28)
Net asset value, end of period	$12.51	$12.18	$12.77	$13.67	$11.23	$16.76
Total Return(4)(5)	5.10%	(1.31)%	(3.81)%	25.25%	(30.90)%	19.70%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$479,539	$474,785	$300,926	$312,642	$123,237	$264,146
Ratio of expenses to average
net assets(6)	1.18%	1.18%	1.21%	1.22%	1.24%	1.25%
Ratio of net investment income
to average net assets(6)	1.09%	0.81%	0.92%	1.48%	1.46%	0.70%
Portfolio turnover rate(5)	8%	14%	15%	25%	34%	34%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)
The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

18	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$12.05	$12.61	$13.51	$11.14	$16.62	$14.93
Investment operations:
Net investment income(2)	0.03	— (3)	0.02	0.08 (4)	0.12	0.04
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	0.54	(0.23)	(0.62)	2.55	(5.32)	2.77
Total from investment
operations	0.57	(0.23)	(0.60)	2.63	(5.20)	2.81
Less distributions from:
Net investment income	(0.04)	(0.12)	(0.16)	(0.22)	(0.19)	(0.07)
Net realized gains	—	—	—	—	(0.02)	(0.98)
Return of capital	(0.14)	(0.21)	(0.14)	(0.04)	(0.07)	(0.07)
Total distributions	(0.18)	(0.33)	(0.30)	(0.26)	(0.28)	(1.12)
Net asset value, end of period	$12.44	$12.05	$12.61	$13.51	$11.14	$16.62
Total Return(5)(6)	4.70%	(1.89)%	(4.51)%	24.37%	(31.42)%	18.81%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$46,529	$51,458	$58,147	$60,170	$48,928	$79,714
Ratio of expenses to average
net assets(7)	1.93%	1.93%	1.96%	1.97%	1.99%	2.00%
Ratio of net investment income (loss)
to average net assets(7)	0.34%	0.06%	0.17%	0.73%	0.71%	(0.05)%
Portfolio turnover rate(6)	8%	14%	15%	25%	34%	34%

(1)	For a C Class Share outstanding for the entire period.
(2)
The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	19

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,		November 30,	November 30,	November 30,
	2019	2018	2017		2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$8.17	$9.00	$10.22		$8.83	$9.95	$10.06
Investment operations:
Net investment income (loss)(2)	0.05	(0.03)	(0.02)		0.03	0.07	0.01
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(0.68)	(0.80)	(1.16)		1.41	(1.17)	(0.02)
Total from investment
operations	(0.63)	(0.83)	(1.18)		1.44	(1.10)	(0.01)
Less distributions from:
Net investment income	—	—	(0.04)		(0.05)	(0.02)	(0.02)
Net realized gains	—	—	—		—	—	(0.08)
Total distributions	—	—	(0.04)		(0.05)	(0.02)	(0.10)
Net asset value, end of period	$7.54	$8.17	$9.00		$10.22	$8.83	$9.95
Total Return(3)	(7.71)%	(9.22)%	(11.57)%		16.52%	(11.10)%	(0.15)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$18,865	$32,984	$57,431		$38,363	$35,030	$29,977
Ratio of expenses to average net assets:
Before expense waiver(4)	2.01%	1.40%	1.42%		1.70%	1.66%	2.28%
After expense waiver(4)	1.10%	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver(4)	0.00%	(0.49)%	(0.52)%		0.06%	0.22%	(0.98)%
After expense waiver(4)	0.91%	(0.19)%	(0.20)%		0.66%	0.78%	0.20%
Portfolio turnover rate(3)	34%	100%	105	%(5)	168%	126%	131%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)
The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

20	Tortoise

2019 Semi-Annual Report | May 31, 2019

Tortoise Select Opportunity Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,		November 30,	November 30,	November 30,
	2019	2018	2017		2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$8.12	$8.98	$10.19		$8.80	$9.93	$10.06
Investment operations:
Net investment income (loss)(2)	0.03	(0.04)	(0.05)		0.03	0.07	(—	)(3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(0.66)	(0.82)	(1.14)		1.38	(1.19)	(0.04)
Total from investment
operations	(0.63)	(0.86)	(1.19)		1.41	(1.12)	(0.04)
Less distributions from:
Net investment income	—	—	(0.02)		(0.02)	(0.01)	(0.01)
Net realized gains	—	—	—		—	—	(0.08)
Total distributions	—	—	(0.02)		(0.02)	(0.01)	(0.09)
Net asset value, end of period	$7.49	$8.12	$8.98		$10.19	$8.80	$9.93
Total Return(4)(5)	(7.76)%	(9.58)%	(11.67)%		16.06%	(11.34)%	(0.38)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,904	$3,740	$4,371		$3,068	$2,392	$5,845
Ratio of expenses to average net assets:
Before expense waiver(6)	2.27%	1.70%	1.67%		1.95%	1.91%	2.53%
After expense waiver(6)	1.35%	1.35%	1.35%		1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver(6)	(0.26)%	(0.79)%	(0.77)%		(0.19)%	(0.03)%	(1.23)%
After expense waiver(6)	0.66%	(0.44)%	(0.45)%		0.41%	0.53%	(0.05)%
Portfolio turnover rate(5)	34%	100%	105	%(7)	168%	126%	131%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)

The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)

Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	21

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	May 31,	November 30,	November 30,		November 30,	November 30,		November 30,
	2019	2018	2017		2016	2015		2014
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.85	$8.74	$9.98		$8.67	$9.86		$10.05
Investment operations:
Net investment income (loss)(2)	0.04	(0.15)	(0.04)		(0.03)	0.04		(0.06)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(0.68)	(0.74)	(1.20)		1.36	(1.23)		(0.05)
Total from investment
operations	(0.64)	(0.89)	(1.24)		1.33	(1.19)		(0.11)
Less distributions from:
Net investment income	—	—	—		(0.02)	(—	)(3)	—
Net realized gains	—	—	—		—	—		(0.08)
Total distributions	—	—	—		(0.02)	(—	)(3)	(0.08)
Net asset value, end of period	$7.21	$7.85	$8.74		$9.98	$8.67		$9.86
Total Return(4)(5)	(8.15)%	(10.18)%	(12.42)%		15.41%	(12.06)%		(1.09)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,962	$1,679	$2,056		$1,379	$1,151		$200
Ratio of expenses to average net assets:
Before expense waiver(6)	3.03%	2.44%	2.42%		2.70%	2.66%		3.28%
After expense waiver(6)	2.10%	2.10%	2.10%		2.10%	2.10%		2.10%
Ratio of net investment loss
to average net assets:
Before expense waiver(6)	(1.02)%	(1.53)%	(1.52)%		(0.94)%	(0.78)%		(1.98)%
After expense waiver(6)	(0.09)%	(1.19)%	(1.20)		(0.34)%	(0.22)%		(0.80)%
Portfolio turnover rate(5)	34%	100%	105	%(7)	168%	126%		131%

(1)	For a C Class Share outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)

Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

22	Tortoise

2019 Semi-Annual Report | May 31, 2019

Notes to Financial Statements (unaudited)
May 31, 2019

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the A Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2019, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2015 through 2018.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Tortoise	23

Notes to Financial Statements (unaudited) (continued)

The Select Opportunity Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2019, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

24	Tortoise

2019 Semi-Annual Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2019:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$3,066,349,120	$—	$—	$3,066,349,120
Master limited partnerships	901,656,783	—	—	901,656,783
Short-term investment	24,652,534	—	—	24,652,534
Total investments in securities	$3,992,658,437	$—	$—	$3,992,658,437

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$21,561,059	$—	$—	$21,561,059
Master limited partnerships	1,936,811	—	—	1,936,811
Short-term investment	133,191	—	—	133,191
Total investments in securities	$23,631,061	$—	$—	$23,631,061

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Concentration Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

Tortoise	25

Notes to Financial Statements (unaudited) (continued)

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10% of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended May 31, 2019, the Adviser did not recoup any previously reimbursed fees. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Select Opportunity Fund
Expiration
June 2019 – November 2019	$98,715
December 2019 – November 2020	176,920
December 2020 – November 2021	180,617
December 2021 – May 2022	124,189

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets of each fund, 0.06% on the next $250 million of the average daily net assets and 0.04% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended May 31, 2019 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2019, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$608,527	$243,165
Select Opportunity Fund	4,096	11,636

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2019, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$336,747,250	$489,400,315
Select Opportunity Fund	9,173,545	20,722,534

26	Tortoise

2019 Semi-Annual Report | May 31, 2019

Notes to Financial Statements (unaudited) (continued)

8. Federal Tax Information

As of November 30, 2018, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Cost of investments	$4,178,292,815	$43,101,945
Gross unrealized appreciation	380,685,186	1,829,589
Gross unrealized depreciation	(601,805,677)	(6,562,674)
Net unrealized appreciation (depreciation)	(221,120,491)	(4,733,085)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated losses	(183,003,063)	(22,183,876)
Total accumulated losses	$(404,123,554)	$(26,916,961)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2018, the MLP & Pipeline Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $49,292,575 and $12,158,438, respectively, and long-term capital loss carryforwards of $133,710,488 and $2,813,186, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Select Opportunity Fund has a short-term carryforward of $1,741,788 and a long-term carryforward of $5,470,474 that it inherited as the result of the merger with North American energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2018 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2018. For the taxable year ended November 30, 2018, The MLP & Pipeline Fund and the Select Opportunity Fund do not plan to defer any late year losses.

During the period ended May 31, 2019, the Funds paid the following distributions to shareholders:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Ordinary income*	$55,152,342	$—
Long-term capital gains**	—	—
Return of capital	43,285,005	—
Total distributions	$98,437,347	$—

During the year ended November 30, 2018, the Funds paid the following distributions to shareholders:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Ordinary income*	$49,510,575	$—
Long-term capital gains**	—	—
Return of capital	86,912,854	—
Total distributions	$136,423,429	$—

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

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Notes to Financial Statements (unaudited) (continued)

9. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the period ended May 31, 2019 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings LP	8,998,140	—	(652,487)	8,345,653
SemGroup Corp.	4,278,476	930,352	(303,900)	4,904,928

	Value as of			Realized Gain	Change in Unrealized
	May 31, 2019	Dividend income	Return of Capital	(Loss)	Depreciation
Plains GP Holdings LP	$187,944,106	$5,633,059	$—	$2,801,942	$6,443,708
SemGroup Corp.	61,851,142	2,321,532	2,321,532	(15,580,066)	157,284

10. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 5.50% as of May 31, 2019. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the period ended May 31, 2019, the MLP & Pipeline Fund had average outstanding borrowings of $2,312,632 under the LOC and paid a weighted-average interest rate of 5.50%. As of May 31, 2019, the amount of outstanding borrowing was $0.

11. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2019, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Pipeline Fund	Morgan Stanley Smith Barney, LLC	25.46%
Select Opportunity Fund	Morgan Stanley Smith Barney, LLC	43.65%

12. Subsequent Events

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

28	Tortoise

2019 Semi-Annual Report | May 31, 2019

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Forms NQ or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	29

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 8, 2019

By (Signature and Title)*	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	August 8, 2019

* Print the name and title of each signing officer under his or her signature.